UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2005

Online Resources Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-653-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2005, Online Resources Corporation (the "Company") received a notice from the Listing Qualifications staff of the Nasdaq Stock Market (the "Nasdaq Staff") indicating that the Company's shares of common stock were subject to potential delisting from the Nasdaq National Market for failure to comply with the requirements to timely file its Form 10-Q for the period ended June 30, 2005, as set forth in Marketplace Rule 4310(c)(14). Receipt of this notice does not result in immediate delisting of the Company's common stock.

The Nasdaq Staff stated in the notice that, unless the Company requested a hearing before a Nasdaq Listing Qualifications Panel ("Nasdaq Panel") by August 25, 2005, the Company's securities would be delisted from the Nasdaq National Market at the opening of business on August 29, 2005. The notice also stated that as of the opening of business on August 22, 2005, an "E" would be appended to the end of the Company's trading symbol for its securities. The Company could also cure its failure to comply and avoid Nasdaq action by filing Form 10-Q for the period ended June 30, 2005 before any of these dates.

On August 10, 2005, The Company filed Form 12b-25 Notification of Late Filing, indicating that it was unable to timely file its Form 10-Q for the period ended June 30, 2005 because it was in the process of reviewing its policies regarding the treatment of aged, unclaimed bill payment funds. On August 16, 2005, the Company filed an 8-K disclosing that it had retroactively revised its policy with regard to unclaimed bill payment funds and would be restating prior period results to reflect the policy change. The 8-K filing described the expected impact of this change on prior period results and stated that the Company would file both its Form 10-Q for the period ended June 30, 2005 and the restatements as soon as practicable.

On August 19, 2005, the Company filed its Form 10-Q for the period ended June 30, 2005 and Forms 10-K/A and 10-Q/A for the periods ended December 31, 2004 and March 31, 2005, respectively. The Company is now in compliance with Marketplace Rule 4310(c)(14).

Also on August 19, 2005, the Company issued a press release announcing its receipt of both the notice of pending delisting and its subsequent cure. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

August 19, 2005	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 19, 2005